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Exhibit 10.45

                          REGISTRATION RIGHTS AGREEMENT

     This Agreement dated as of November 15, 1996 is entered into by and among VIDEOLAN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and GOODBODY INTERNATIONAL, INC. ("Goodbody").

     WHEREAS, the Company and Goodbody have entered into a Warrant Agreement of even date herewith (the "Warrant Agreement") pursuant to which Goodbody has the right to acquire common stock of the Company; and

     WHEREAS, the Company and Goodbody desire to provide for certain arrangements with respect to the registration of such shares of common stock of the Company under the Securities Act of 1933 ;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, $.01 par value per share, of the Company.

          "Holder" shall include Goodbody and any permitted transferee of Registrable Securities which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 7 of this Agreement.

          "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation); with equivalent state filings.

          "Registration Expenses" means the expenses described in Section 4.

          "Registrable Shares" means (i) the Shares and (ii) any other shares of Common Stock issued in respect of the Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that Shares which are Registrable Shares shall cease to be Registrable Shares at such time that the Shares become eligible for resale pursuant to Rule 144(k) under the Securities Act.
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          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.


          "Shares" means the shares of Common Stock issued upon exercise of the Warrant (as defined in the Warrant Agreement).

     2. Incidental Registration.

          (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to the Holder of its intention to do so and, upon the written request of the Holder given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by the Holder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to the Holder and provided further that the Company shall be required to register the Registrable Shares under the securities laws of the states of only Georgia, Kentucky and one other state designated by the Holder.

          (b) In connection with any registration under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering (a "Share Cutback"), then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the Holder has requested to be included, then the Holder and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). Further, it is agreed that, with respect to any shareholder who, as of the date of this Agreement, is a director or executive officer of the Company, the Holder shall have the right, without expense, to take unto himself that portion of any registration rights which may be granted such director or executive officer in any registration in which the Holder would otherwise be subject to Share Cutback. If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

          (c) Upon the first registration of the Shares pursuant to this Section 2, the Holder shall not be entitled to any further registration rights under this Agreement, unless (i) the


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offering price per Share pursuant to the offering is less than 175% of the
"Exercise Price" (as that term is defined in the Warrant Agreement) or (ii) the number of Shares to be included in the offering made pursuant to such registration is limited in accordance with Section 2(b) to a number less than the total number of Registrable Shares which the Holder has requested to be included.

          (d) If in connection with any registration under this Section 2, the Holder is not able to include all of the Registrable Shares in the offering because of a Share Cutback, and the Registrable Shares not so registered (the "Excluded Shares") are not subsequently registered under this Section 2 on or before ___________________, within thirty days thereafter, the Company shall register the Excluded Shares under the Securities Act and under the securities laws of the states of Georgia, Kentucky and one other state designated by the Holder.

     3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 90 days after the effective date thereof;

          (c) as expeditiously as possible furnish to the Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Holder; and

          (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Holder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Holder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a consent to service of process, other than a consent to service limited to claims or matters arising out of or in connection with the offering of securities in connection with the Registration Statement, in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act,



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the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the Registrable Shares.

     4. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting fees, discounts and selling commissions attributable to the sale of Registrable Shares and the fees and expenses of counsel retained by the Holder.

     5. Information from the Holder. The Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     6. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Holder would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 6 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holder is entitled to receive in exchange for his Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act. Furthermore, and notwithstanding any other provision of this Section 6, in the event that the Company should, either directly or indirectly, enter into any merger, consolidation or reorganization in which the net capital of the Company should increase or decrease by more than 25% from that immediately before such transaction, all rights of the Holder hereunder shall be and become immediately exercisable, and the Company shall be obligated to immediately perform its obligations hereunder.

     7. Transfer or Assignment of Registration Rights. The rights granted to the Holder by the Company under this Registration Rights Agreement to cause the

Company to register Registrable Securities, may be transferred or assigned to a transferee or assignee of not less than 50 shares of Preferred Stock, provided that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and


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address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights is not deemed by the board of directors of the Company, in its reasonable judgment, to be a competitor of the Company; and provided further that the transferee or assignee of such rights agrees to be bound by this Registration Rights Agreement.

     8. Termination. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate five years from the date of this Agreement.

     9. General.

          (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 100 Mallard Creek Road, Suite 250, Louisville, Kentucky 40207, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Holder, with a copy to Brown, Todd & Heyburn PLLC, 3200 Providian Center, Louisville, Kentucky 40202,
Attention: William G. Strench; or

     If to the Holder, at 4514 Chamblee Dunwoody Road, Suite 333, Atlanta, Georgia, 30338, or at such other address or addresses as may have been furnished to the Company in writing by the Holder.

     Notices provided in accordance with this Section 9(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

          (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.


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          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

     Executed as of the date first written above.

                                    VIDEOLAN TECHNOLOGIES, INC.
                                    ("Company")

                                    By:_________________________________________
                                        Steven B. Rothenberg

                                    Title:Chief Financial Officer
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                                    GOODBODY INTERNATIONAL, INC.
                                    ("Goodbody")

                                    By:_________________________________________
                                        Joseph H. Hale


                                    Title:___________________________________


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